                                  G. DARCY KLUG
                                RESTRICTED STOCK
                               INCENTIVE AGREEMENT



         WHEREAS, Section 7 of the Fourth Amended and Restated Omni Energy Services Corp. Stock Incentive Plan (the "Plan") authorizes the Compensation Committee of the Board of Directors (or a subcommittee thereof) (the "Committee") to award shares of restricted stock to eligible participants in the Plan;

         WHEREAS, G. Darcy Klug is such an eligible participant (the
"Employee");

         WHEREAS, under Section 7.4 of the Plan, a participant receiving an award of restricted stock shall enter into an incentive agreement with Omni Energy Services Corp. (the "Company") setting forth the conditions of the grant of restricted stock; and

         WHEREAS, the Committee has awarded the Employee the shares of restricted stock set forth below;

         NOW, THEREFORE, the Company and the Employee hereby, for mutual good and valuable consideration the receipt of which is hereby acknowledged, enter into this Restricted Stock Incentive Agreement (the "Agreement"):

         1.       Grant of Restricted Shares

                  The Employee has been granted from the Company's treasury stock, 161,800 shares of the common stock ($.01 par value per share) of the Company ("Restricted Shares").

         2.       Grant Date

                  The date of grant is November 4, 2003.

         3.       Base Value

                  The price per share on the grant date is $2.32 ("Base Value").

         4.       Restriction Period

                  The restriction period runs for three years until November 3, 2006 ("Restriction Period").

         5.       Restrictions During Restriction Period

                  The Restricted Shares shall be held by the Company in escrow. While held in escrow, the Restricted Shares shall be registered in the name of the Employee, who shall endorse a stock power in blank for the Restricted Shares. The certificate for the Restricted Shares shall bear the following legend:

                  The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the OMNI Energy Services Corp. Stock Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and OMNI Energy Services Corp. thereunder. Copies of the Plan and the agreement are on file at the principal office of OMNI Energy Services Corp.

         6.       Dividends Paid During Restriction Period

                  All cash and stock dividends, if any, paid with respect to the Restricted Shares shall be held in escrow with and added to the Restricted Shares and be subject to the same restrictions as the Restricted Shares during the term of the Agreement.

         7.       Voting Rights

                  The Employee shall have all the rights of a shareholder with respect to the Restricted Shares held in escrow under the Agreement including the right to vote, unless and until such shares are forfeited, cancelled, sold or assigned or reissued.

         8.       Vesting

                  Unless a Change of Control occurs, the Employee shall vest in the Restricted Shares at the rate of 1/36 per month. Therefore, at the end of each month during the Restriction Period, ownership of 4,494.44 additional shares shall become vested in the Employee. The vested shares shall continue to be held in escrow with the unvested Restricted Shares until the end of the Restriction Period at which time the certificate for the Restricted Shares plus any cash or stock dividends paid with respect thereto shall be issued to the Employee free and clear and the escrow shall terminate. In the event a Change of Control occurs, then all the Restricted Shares, both vested and nonvested, along with any stock or cash dividends held in escrow, shall be issued to the Employee free and clear and the escrow shall terminate.

                  For purposes of this Agreement, the term "Change of Control" is defined to include:

                  (a) A tender offer or exchange offer made and consummated for ownership of company stock representing 50% or more of the combined voting power of the Company's outstanding securities;

                  (b) The sale or transfer of substantially all of the Company's assets to another corporation which is not a wholly-owned subsidiary of the Company;

                  (c) Any merger or consolidation of the Company with another corporation, where less than 50% of the outstanding voting shares of the surviving or resulting corporation are owned in the aggregate by the Company's former stockholders; or

                  (d) Any tender offer, exchange offer, merger, sale of assets and/or contested election which results in a 50% or greater change in the composition of the Company's board of directors.

         Provided however, that for purposes of this Section 8, any acquisition, sale or exchange of common stock, whether directly or indirectly by or for Advantage Capital Companies shall not constitute a Change of Control.

         9.       Limited Forfeiture

                  If the employment of the Employee with the Company terminates for any reason except termination for cause due to fraud against, or theft or embezzlement from, the Company, as determined by the Committee, then all the Restricted Shares both vested and nonvested, along with any stock or cash dividends held in the escrow under the Agreement, shall be issued to the Employee free and clear and the escrow shall terminate. In the event of termination due to fraud against, or theft or embezzlement from, the Company (as determined by the Committee) both the vested and nonvested Restricted Shares and any cash or stock dividends allocable thereto shall be issued to the Employee free and clear, except that the nonvested Restricted Shares (and any cash or stock dividends allocable thereto) shall be subject to the Company's option to purchase any such nonvested shares from the Employee for 90 days at a price per share equal to the Base Value less any previously paid tax benefit, payable in cash to the Employee prior to the expiration of such 90-day option period. The nonvested shares may be held in the escrow during this 90-day option period.

         10.      No Right to Assign

                  The Restricted Shares may not be assigned, pledged, alienated or transferred during the Restriction Period.

         11.      Tax Benefit Right

                  The Company is paying the Employee a Tax Benefit Right of $64,072.00 in cash (which is equal to 30% of the delta between a share price of $1.00 and a share of $2.32 times the number of Restricted Shares), concurrently with the execution of this Agreement.

         12.      Other Terms

                  This Agreement shall be subject to the terms of the Plan (including adjustments in the number of shares and tax withholding under Section 10 of the Plan), which shall be controlling.

         13.      Investment Representations and Restrictions

                  The Employee (a) understands that the Restricted Shares have not been, and will not be, registered under the Securities Act of 1933, as amended, or under any state securities laws, in reliance upon federal and state exemptions for transactions not involving any public offering; (b) will be an "affiliate" under Rule 144 of the Securities and Exchange Commission and the Restricted Shares will be subject to further limitations on sale as a result thereof; (c) is acquiring the Restricted Shares for his own account for investment purposes, and not with a view to the distribution thereof; (d) is a sophisticated investor with knowledge and experience in business and financial matters; (e) is a director and officer of the Company, has received all requested information concerning the Company, and has had the opportunity to obtain additional information in order to evaluate the merits and the risks inherent in holding the Restricted Shares; (f) is able to bear the economic risks and lack of liquidity inherent in holding the Restricted Shares; and (g) acknowledges that the certificate(s) evidencing the Restricted Shares will contain legends restricting the transfer thereof.

         14.      Amendment

                  This Agreement may be amended by written agreement signed by all the Signatories below.


                                            EMPLOYEE:



         December   , 2003
                  --                        ------------------------------------
                                            G. Darcy Klug

                                            COMMITTEE:



         December   , 2003                  By:
                  --                            --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------


                                            COMPANY:

                                            Omni Energy Services Corp.



         December   , 2003                  By:
                  --                            --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------